Long-Term Debt	6 Months Ended
Jun. 30, 2012
Long-Term Debt.
Long-Term Debt

10     Long-Term Debt

Long-term debt consisted of the following (in thousands):

Lender	As of June 30, 2012	Current portion	Long-term portion	As of December 31, 2011	Current portion	Long-term portion
The Royal Bank of Scotland	$686,800	$202	$686,598	$663,300	$—	$663,300
HSH Nordbank	35,000	2,038	32,962	35,000	—	35,000
The Export-Import Bank of Korea (“KEXIM”)	44,495	10,369	34,126	49,679	10,369	39,310
The Export-Import Bank of Korea & ABN Amro	84,984	11,250	73,734	90,609	11,250	79,359
Deutsche Bank	180,000	1,053	178,947	180,000	—	180,000
Emporiki Bank of Greece	156,800	2,191	154,609	156,800	—	156,800
HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank	658,160	—	658,160	664,325	—	664,325
Credit Suisse	221,100	2,371	218,729	221,100	—	221,100
ABN Amro-Lloyds TSB-National Bank of Greece	253,200	2,334	250,866	253,200	—	253,200
Deutsche Schiffsbank-Credit Suisse-Emporiki Bank of Greece	298,500	4,117	294,383	298,500	—	298,500
The Royal Bank of Scotland (New Credit Facility)	100,000	1,911	98,089	57,200	—	57,200
HSH Nordbank AG-Aegean Baltic Bank-Piraeus Bank (New Credit Facility)	123,750	7,207	116,543	70,250	—	70,250
ABN Amro-Lloyds TSB-National Bank of Greece (New Credit Facility)	37,100	2,800	34,300	37,100	—	37,100
Sinosure CEXIM-Citi-ABN Amro Credit Facility	193,230	20,340	172,890	203,400	20,340	183,060
Club Facility (New Credit Facility)	83,900	—	83,900	16,780	—	16,780
Citi-Eurobank (New Credit Facility)	80,000	2,278	77,722	—	—	—
Comprehensive Financing Plan exit fee accrued	2,505	—	2,505	1,592	—	1,592
Fair value hedged debt	2,443	—	2,443	3,412	—	3,412
Total long-term debt	$3,241,967	$70,461	$3,171,506	$3,002,247	$41,959	$2,960,288
Hyundai Samho Vendor Financing	$190,000	$39,551	$150,449	$65,145	$10,857	$54,288

All floating rate loans discussed above are collateralized by first and second preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels and the corporate guarantee of Danaos Corporation.

Maturities of long-term debt for the next five years and thereafter subsequent to June 30, 2012, are as follows (in thousands):

Payment due by period ended	Fixed principal repayments	Variable principal payments	Final Payment due on December 31, 2018*	Total principal payments
June 30, 2013	$61,440	$9,021	$—	$70,461
June 30, 2014	129,274	31,779	—	161,053
June 30, 2015	142,861	42,674	—	185,535
June 30, 2016	168,810	111,926	—	280,736
June 30, 2017	185,475	194,544	—	380,019
June 30, 2018 and thereafter	407,289	271,118	1,480,808	2,159,215
Total long-term debt	$1,095,149	$661,062	$1,480,808	$3,237,019

* The last payment due on December 31, 2018, includes the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

The maturities of long-term debt for the twelve month periods subsequent to June 30, 2012 are based on the terms of the Bank Agreement, under which the Company is not required to repay any outstanding principal amounts under its existing credit facilities, other than the KEXIM and KEXIM-ABN Amro credit facilities which are not covered by the Bank Agreement, until after May 15, 2013; thereafter until December 31, 2018 it will be required to make quarterly principal payments in fixed amounts. In addition, the Company is required to make an additional payment in such amount that, together with the fixed principal payment, equals a certain percentage of its Actual Free Cash Flow for such quarter (as defined below). The table above includes both the fixed payments for which the Company has a contractual obligation, as well as the Company’s estimate of the future Actual Free Cash Flows and resulting variable amortization. The last payment due on December 31, 2018, will also include the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

Maturities of Hyundai Samho vendor financing for the next periods subsequent to June 30, 2012, are as follows (in thousands):

Payment due by period ended
June 30, 2013	$39,551
June 30, 2014	57,388
June 30, 2015	57,388
June 30, 2016	35,673
Total vendor financing	$190,000

As of February 9, 2012, the Company signed a supplemental letter extending the terms of the August 12, 2010 supplemental letter through June 30, 2014, which amended the interest rate margin and the financial covenants of its KEXIM-ABN Amro credit facility. More specifically, the financial covenants were aligned with those set forth in the Bank Agreement (see below), effective from June 30, 2010 through June 30, 2012, and the interest rate margin was increased by 0.5 percentage points for the same period.

Bank Agreement

On January 24, 2011, the Company entered into a definitive agreement, which became effective on March 4, 2011, referred to as the Bank Agreement, that superseded, amended and supplemented the terms of each of the Company’s then-existing credit facilities (other than its credit facilities with KEXIM and KEXIM-ABN Amro which are not covered thereby), and provided for, among other things, revised amortization schedules, maturities, interest rates, financial covenants, events of defaults, guarantee and security packages and approximately $425 million of new debt financing. Subject to the terms of the Bank Agreement and the intercreditor agreement (the “Intercreditor Agreement”), which the Company entered into with each of the lenders participating under the Bank Agreement to govern the relationships between the lenders thereunder, under the New Credit Facilities (as described and defined below) and under the Hyundai Samho Vendor Financing described below, the lenders participating thereunder continue to provide the Company’s then-existing credit facilities and amended the covenants under the existing credit facilities in accordance with the terms of the Bank Agreement.

Under the terms of the Bank Agreement, borrowings under each of the Company’s existing credit facilities, other than the KEXIM and KEXIM-ABN Amro credit facilities which are not covered by the Bank Agreement, bear interest at an annual interest rate of LIBOR plus a margin of 1.85%.

The Company is required to pay an amendment fee of $5.0 million on December 31, 2014. This amendment fee was accrued under the “Other long-term liabilities” in the consolidated balance sheet and is deferred and amortized over the life of the respective credit facilities with the effective interest method. In addition, the Company is required to pay a fee of $10.0 million if it does not repay at least $150.0 million in the aggregate under the New Credit Facilities with equity proceeds by December 31, 2013.

Principal Payments

Under the terms of the Bank Agreement, the Company is not required to repay any outstanding principal amounts under its existing credit facilities, other than the KEXIM and KEXIM-ABN Amro credit facilities which are not covered by the Bank Agreement, until after March 31, 2013; thereafter, the Company will be required to make quarterly principal payments in fixed amounts, in relation to the Company’s total debt commitments from the Company’s lenders under the Bank Agreement and New Credit Facilities, as specified in the table below:

	February 15,	May 15,	August 15,	November 15,	December 31,	Total
2013	—	19,481,395	21,167,103	21,482,169	—	62,130,667
2014	22,722,970	21,942,530	22,490,232	24,654,040	—	91,809,772
2015	26,736,647	27,021,750	25,541,180	34,059,102	—	113,358,679
2016	30,972,971	36,278,082	32,275,598	43,852,513	—	143,379,164
2017	44,938,592	36,690,791	35,338,304	31,872,109	—	148,839,796
2018	34,152,011	37,585,306	44,398,658	45,333,618	65,969,274	227,438,867
Total						786,956,945

*            The Company may elect to make the scheduled payments shown in the above table three months earlier.

Furthermore, an additional variable payment in such amount that, together with the fixed principal payment (as disclosed above), equals 92.5% of Actual Free Cash Flow for such quarter until the earlier of (x) the date on which the Company’s consolidated net leverage is below 6:1 and (y) May 15, 2015; and thereafter through maturity, which will be December 31, 2018 for each covered credit facility, it will be required to make fixed quarterly principal payments in fixed amounts as specified in the Bank Agreement and described above plus an additional payment in such amount that, together with the fixed principal payment, equals 89.5% of Actual Free Cash Flow for such quarter. In addition, any additional amounts of cash and cash equivalents, but during the final principal payment period described above only such additional amounts in excess of the greater of (1) $50 million of accumulated unrestricted cash and cash equivalents and (2) 2% of the Company’s consolidated debt, would be applied first to the prepayment of the New Credit Facilities and after the New Credit Facilities are repaid, to the existing credit facilities. The last payment due on December 31, 2018, will also include the unamortized remaining principal debt balances, as such amount will be determinable following the fixed and variable amortization.

Under the Bank Agreement, “Actual Free Cash Flow” with respect to each credit facility covered thereby is equal to revenue from the vessels collateralizing such facility, less the sum of (a) interest expense under such credit facility, (b) pro-rata portion of payments under its interest rate swap arrangements, (c) interest expense and scheduled amortization under the Hyundai Samho Vendor Financing and (d) per vessel operating expenses and pro rata per vessel allocation of general and administrative expenses (which are not permitted to exceed the relevant budget by more than 20%), plus (e) the pro-rata share of operating cash flow of any Applicable Second Lien Vessel (which means, with respect to an existing facility, a vessel with respect to which the participating lenders under such facility have a second lien security interest and the first lien credit facility has been repaid in full).

Under the terms of the Bank Agreement, the Company continues to be required to make any mandatory prepayments provided for under the terms of its existing credit facilities and is required to make additional prepayments as follows

•                                          50% of the first $300 million of net equity proceeds (including convertible debt and hybrid instruments), excluding the $200 million of net equity proceeds which was a condition to the Bank Agreement and were received in August 2010 for which there are no specified required uses, after entering into the Bank Agreement and 25% of any additional net equity proceeds thereafter until December 31, 2018; and

•                                          any debt proceeds (after repayment of any underlying secured debt covered by vessels collateralizing the new borrowings) (excluding the New Credit Facilities, the Sinosure-CEXIM Credit Facility and the Hyundai Samho Vendor Financing),

which amounts would first be applied to repayment of amounts outstanding under the New Credit Facilities and then to the existing credit facilities. Any equity proceeds retained by the Company and not used within 12 months for certain specified purposes would be applied for prepayment of the New Credit Facilities and then to the existing credit facilities. The Company would also be required to prepay the portion of a credit facility attributable to a particular vessel upon the sale or total loss of such vessel; the termination or loss of an existing charter for a vessel, unless replaced within a specified period by a similar charter acceptable to the lenders; or the termination of a newbuilding contract. The Company’s respective lenders under its existing credit facilities covered by the Bank Agreement and the New Credit Facilities may, at their option, require the Company to repay in full amounts outstanding under such respective credit facilities, upon a “Change of Control” of the Company, which for these purposes is defined as (i) Dr. Coustas ceasing to be its Chief Executive Officer, (ii) its common stock ceasing to be listed on the NYSE (or Nasdaq or other recognized stock exchange), (iii) a change in the ultimate beneficial ownership of the capital stock of any of its subsidiaries or ultimate control of the voting rights of those shares, (iv) Dr. Coustas and members of his family ceasing to collectively own over one-third of the voting interest in its outstanding capital stock or (v) any other person or group controlling more than 20% of the voting power of its outstanding capital stock.

Covenants and Events of Default

On January 24, 2011, the Company entered into the Bank Agreement that superseded, amended and supplemented the terms of each of its existing credit facilities (other than its credit facilities with KEXIM and KEXIM-ABN Amro) and provided for, among other things, amended covenant levels under such existing credit facilities as described below, with which the Company was in compliance as of June 30, 2012.

Under the Bank Agreement, the financial covenants under each of the Company’s existing credit facilities (other than under the KEXIM-ABN Amro credit facility which is not covered thereby, but which has been aligned with those covenants below through June 30, 2014 under the supplemental letter dated August 12, 2010 and amendment thereto dated February 9, 2012 and our KEXIM credit facility, which contains only a collateral coverage covenant of 130%), have been reset to require the Company to:

•                                          maintain a ratio of (i) the market value of all of the vessels in the Company’s fleet, on a charter-inclusive basis, plus the net realizable value of any additional collateral, to (ii) the Company’s consolidated total debt above specified minimum levels gradually increasing from 90% through December 31, 2011 to 130% from September 30, 2017 through September 30, 2018;

•                                          maintain a minimum ratio of (i) the market value of the nine vessels (Hull Nos. S458, S459, S460, Hyundai Together, Hyundai Tenacity, Hanjin Greece, Hanjin Italy, Hanjin Germany and CMA CGM Rabelais) collateralizing the New Credit Facilities, calculated on a charter-free basis, plus the net realizable value of any additional collateral, to (ii) the Company’s aggregate debt outstanding under the New Credit Facilities of 100% from September 30, 2012 through September 30, 2018;

•                                          maintain minimum free consolidated unrestricted cash and cash equivalents, less the amount of the aggregate variable principal amortization amounts, described above, of $30.0 million at the end of each calendar quarter, other than during 2012 when the Company will be required to maintain a minimum amount of $20.0 million;

•                                          ensure that the Company’s (i) consolidated total debt less unrestricted cash and cash equivalents to (ii) consolidated EBITDA (defined as net income before interest, gains or losses under any hedging arrangements, tax, depreciation, amortization and any other non-cash item, capital gains or losses realized from the sale of any vessel, finance charges and capital losses on vessel cancellations and before any non-recurring items and excluding any accrued interest due to us but not received on or before the end of the relevant period; provided that non-recurring items excluded from this calculation shall not exceed 5% of EBITDA calculated in this manner) for the last twelve months does not exceed a maximum ratio gradually decreasing from 12:1 on December 31, 2010 to 4.75:1 on September 30, 2018;

•                                          ensure that the ratio of the Company’s (i) consolidated EBITDA for the last twelve months to (ii) net interest expense (defined as interest expense (excluding capitalized interest), less interest income, less realized gains on interest rate swaps (excluding capitalized gains) and plus realized losses on interest rate swaps (excluding capitalized losses)) exceeds a minimum level of 1.50:1 through September 30, 2013 and thereafter gradually increasing to 2.80:1 by September 30, 2018; and

•                                          maintain a consolidated market value adjusted net worth (defined as the amount by which the Company’s total consolidated assets adjusted for the market value of the Company’s vessels in the water less cash and cash equivalents in excess of the Company’s debt service requirements exceeds the Company’s total consolidated liabilities after excluding the net asset or liability relating to the fair value of derivatives as reflected in the Company’s financial statements for the relevant period) of at least $400 million.

For the purpose of these covenants, the market value of the Company’s vessels will be calculated, except as otherwise indicated above, on a charter-inclusive basis (using the present value of the “bareboat-equivalent” time charter income from such charter) so long as a vessel’s charter has a remaining duration at the time of valuation of more than 12 months plus the present value of the residual value of the relevant vessel (generally equivalent to the charter free value of such a vessel at the age such vessel would be at the expiration of the existing time charter). The market value for newbuilding vessels, all of which currently have multi-year charters, would equal the lesser of such amount and the newbuilding vessel’s book value.

Under the terms of the Bank Agreement, the existing credit facilities also contain customary events of default, including those relating to cross-defaults to other indebtedness, defaults under its swap agreements, non-compliance with security documents, material adverse changes to its business, a Change of Control as described above, a change in its Chief Executive Officer, its common stock ceasing to be listed on the NYSE (or Nasdaq or another recognized stock exchange), a change in, or breach of the management agreement by the manager for the vessels securing the respective credit facilities and cancellation or amendment of the time charters (unless replaced with a similar time charter with a charterer acceptable to the lenders) for the vessels securing the respective credit facilities.

Under the terms of the Bank Agreement, the Company generally will not be permitted to incur any further financial indebtedness or provide any new liens or security interests, unless such security is provided for the equal and ratable benefit of each of the lenders party to the Intercreditor Agreement, other than security arising by operation of law or in connection with the refinancing of outstanding indebtedness, with the consent, not to be unreasonably withheld, of all lenders with a lien on the security pledged against such outstanding indebtedness. In addition, the Company would not be permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend, in breach of any covenant.

Collateral and Guarantees

Each of the Company’s existing credit facilities and swap arrangements, to the extent applicable, continue to be secured by their previous collateral on the same basis, and received, to the extent not previously provided, pledges of the shares of the Company’s subsidiaries owning the vessels collateralizing the applicable facilities, cross-guarantees from each subsidiary owning the vessels collateralizing such facilities, assignment of the refund guarantees in relation to any newbuildings funded by such facilities and other customary shipping industry collateral.

New Credit Facilities (Aegean Baltic Bank—HSH Nordbank—Piraeus Bank, RBS, ABN Amro Club facility, Club Facility and Citi-Eurobank)

On January 24, 2011, the Company entered into agreements for the following new term loan credit facilities (“New Credit Facilities”):

(i)                                     a $123.8 million credit facility provided by HSH, which is secured by Hyundai Speed, Hanjin Italy and CMA CGM Rabelais and customary shipping industry collateral related thereto (the $123.8 million amount includes principal commitment of $23.75 million under the Aegean Baltic Bank—HSH Nordbank—Piraeus Bank credit facility already drawn as of December 31, 2010, which was transferred to the new facility upon finalization of the agreement in 2011);

(ii)                                  a $100.0 million credit facility provided by RBS, which is secured by Hyundai Smart and Hanjin Greece and customary shipping industry collateral related thereto;

(iii)                               a $37.1 million credit facility with ABN Amro and lenders participating under the Bank Agreement which is secured by Hanjin Germany and customary shipping industry collateral related thereto;

(iv)                              a $83.9 million new club credit facility to be provided, on a pro rata basis, by the other existing lenders participating under the Bank Agreement, which is secured by Hyundai Together and Hyundai Tenacity and customary shipping industry collateral related thereto; and

(v)                                 a $80 million credit facility with Citibank and Eurobank, which is secured by Hyundai Ambition and customary shipping industry collateral related thereto ((i)-(v), collectively, the “New Credit Facilities”).

As of June 30, 2012, $424.8 million was outstanding under the above New Credit Facilities and there were nil undrawn funds available.

Borrowings under each of the New Credit Facilities above, which were available for drawdown until the later of September 30, 2012 and delivery of the Company’s last contracted newbuilding vessel collateralizing such facility (so long as such delivery is no more than 240 days after the scheduled delivery date), bear interest at an annual interest rate of LIBOR plus a margin of 1.85%, subject, on and after January 1, 2013, to increases in the applicable margin to: (i) 2.50% if the outstanding indebtedness thereunder exceeds $276 million, (ii) 3.00% if the outstanding indebtedness thereunder exceeds $326 million and (iii) 3.50% if the outstanding indebtedness thereunder exceeds $376 million.

Principal Payments

Under the Bank Agreement, the Company is not required to repay any outstanding principal amounts under its New Credit Facilities until after March 31, 2013 and thereafter it will be required to make quarterly principal payments in fixed amounts as specified in the Bank Agreement plus an additional quarterly variable amortization payment, all as described above under “—Bank Agreement—Principal Payments.”

Covenants, Events of Default and Other Terms

The New Credit Facilities contain substantially the same financial and operating covenants, events of default, dividend restrictions and other terms and conditions as applicable to the Company’s existing credit facilities as revised under the Bank Agreement described above.

Collateral and Guarantees

The collateral described above relating to the newbuildings being financed by the respective credit facilities, will be (other than in respect of the CMA CGM Rabelais) subject to a limited participation by Hyundai Samho in any enforcement thereof until repayment of the related Hyundai Samho Vendor financing (described below) for such vessels. In addition lenders who participate in the new $83.9 million club credit facility described above received a lien on Hyundai Together and Hyundai Tenacity as additional security in respect of the existing credit facilities the Company has with such lenders. The lenders under the other New Credit Facilities also received a lien on the respective vessels securing such New Credit Facilities as additional collateral in respect of its existing credit facilities and interest rate swap arrangements with such lenders and Citibank and Eurobank also received a second lien on Hyundai Ambition as collateral in respect of its currently unsecured interest rate arrangements with them.

In addition, Aegean Baltic—HSH Nordbank—Piraeus Bank also received a second lien on the Maersk Deva (ex Bunya Raya Tujuh), the CSCL Europe and the CSCL Pusan as collateral in respect of all borrowings from Aegean Baltic—HSH Nordbank—Piraeus Bank and RBS also received a second lien on the Bunya Raya Tiga, CSCL America (ex MSC Baltic) and the CSCL Le Havre as collateral in respect of all borrrowings from RBS.

The Company’s obligations under the New Credit Facilities are guaranteed by its subsidiaries owning the vessels collateralizing the respective credit facilities. The Company’s Manager has also provided an undertaking to continue to provide the Company with management services and to subordinate its rights to the rights of its lenders, the security trustee and applicable hedge counterparties.

Sinosure-CEXIM-Citi-ABN Amro Credit Facility

On February 21, 2011, the Company entered into a bank agreement with Citibank, acting as agent, ABN Amro and the Export-Import Bank of China (“CEXIM”) for a senior secured credit facility (the “Sinosure-CEXIM Credit Facility”) of up to $203.4 million, in three tranches each in an amount equal to the lesser of $67.8 million and 60.0% of the contract price for the newbuilding vessels, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson, securing such tranche for post-delivery financing of these vessels. The Company took delivery of the respective vessels in 2011. The China Export & Credit Insurance Corporation, or Sinosure, covers a number of political and commercial risks associated with each tranche of the credit facility.

Borrowings under the Sinosure-CEXIM Credit Facility bear interest at an annual interest rate of LIBOR plus a margin of 2.85% payable semi-annually in arrears. The Company is required to repay principal amounts drawn under each tranche of the Sinosure-CEXIM Credit Facility in consecutive semi-annual installments over a ten-year period commencing after the delivery of the respective newbuilding being financed by such amount through the final maturity date of the respective tranches and repay the respective tranche in full upon the loss of the respective newbuilding.

As of June 30, 2012, $193.2 million was outstanding under the credit facility and there were no undrawn funds available.

Covenants, Events of Default and Other Terms

The Sinosure-CEXIM Credit Facility requires the Company to:

•                                maintain a ratio of total net debt (defined as total liabilities less cash and cash equivalents) to adjusted total consolidated assets (total consolidated assets with market value of vessels replacing book value of vessels less cash and cash equivalents) of no more than 70%;

•                                maintain a minimum ratio of the market value of the vessel collateralizing a tranche of the facility to debt outstanding under such tranche of 125%;

•                                maintain minimum free consolidated unrestricted cash and cash equivalents, through February 21, 2014, of $30.0 million, and the higher of $30.0 million and 2% of consolidated total debt thereafter;

•                                ensure that the ratio of the Company’s (i) consolidated EBITDA (defined as net income before interest, gains or losses under any hedging arrangements, tax, depreciation, amortization and any other non-cash item, capital gains or losses realized from the sale of any vessel, financing payments, fees and commissions and capital losses on vessel cancellations and before any non-recurring items) for the last twelve months to (ii) interest expense (defined as the aggregate amount of interest, commission, fees and other finance charges (excluding capitalized interest)) exceeds 2.50:1; and

•                                maintain a consolidated market value adjusted net worth (defined as the Company’s total consolidated assets adjusted for the market value of the Company’s vessels less the Company’s total consolidated liabilities) of at least $400 million.

For the purpose of these covenants, the market value of the Company’s vessels will be calculated, except as otherwise indicated above, on a charter-inclusive basis (using the present value of the “bareboat-equivalent” time charter income from such charter) so long as a vessel’s charter has a remaining duration at the time of valuation of more than six months plus the present value of the residual value of the relevant vessel (generally equivalent to the charter free value of such a vessel at the age such vessel would be at the expiration of the existing time charter). The market value for newbuilding vessels, all of which currently have multi-year charters, would equal the lesser of such amount and the newbuilding vessel’s book value.

The Sinosure-CEXIM credit facility also contains customary events of default, including those relating to cross-defaults to other indebtedness, defaults under its swap agreements, non-compliance with security documents, material adverse changes to its business, a Change of Control as described above, a change in its Chief Executive Officer, its common stock ceasing to be listed on the NYSE (or Nasdaq or another recognized stock exchange), a change in, or breach of the management agreement by, the manager for the mortgaged vessels and cancellation or amendment of the time charters (unless replaced with a similar time charter with a charterer acceptable to the lenders) for the mortgaged vessels.

The Company will not be permitted to pay cash dividends or repurchase shares of its capital stock unless (i) its consolidated net leverage is below 6:1 for four consecutive quarters and (ii) the ratio of the aggregate market value of its vessels to its outstanding indebtedness exceeds 125% for four consecutive quarters and provided that an event of default has not occurred and the Company is not, and after giving effect to the payment of the dividend is not, in breach of any covenant.

Collateral

The Sinosure-CEXIM Credit Facility is secured by customary pre-delivery and post-delivery shipping industry collateral with respect to the newbuilding vessels, CMA CGM Tancredi, CMA CGM Bianca and CMA CGM Samson, securing the respective tranche.

Hyundai Samho Vendor Financing

The Company entered into an agreement with Hyundai Samho Heavy Industries (“Hyundai Samho”) for a financing facility of $190.0 million in respect of eight of its newbuilding containerships being built by Hyundai Samho, Hyundai Smart, Hyundai Speed, Hyundai Ambition, Hyundai Together, Hyundai Tenacity, Hanjin Greece, Hanjin Italy and Hanjin Germany, in the form of delayed payment of a portion of the final installment for each such newbuilding.

Borrowings under this facility bear interest at a fixed interest rate of 8%. The Company will be required to repay principal amounts under this financing facility in six consecutive semi-annual installments commencing one and a half years, in the case of three of the newbuilding vessels being financed, and in seven consecutive semi-annual installments commencing one year, in the case of the other five newbuilding vessels, after the delivery of the respective newbuilding being financed. This financing facility does not require the Company to comply with financial covenants, but contains customary events of default, including those relating to cross-defaults. This financing facility is secured by second priority collateral related to the newbuilding vessels being financed.

Exit Fee

The Company will be required to pay an aggregate Exit Fee of $15.0 million payable on the common maturity date of the New Credit Facilities of December 31, 2018, or such earlier date when all of the New Credit Facilities are repaid in full, which will accrete in the condensed consolidated Statement of Income over the life of the respective facilities (with the effective interest method) and is reported under “Long-term debt, net of current portion” in the condensed consolidated Balance Sheet. The Company has recognized an amount of $2.5 million and $1.6 million as of June 30, 2012 and December 31, 2011, respectively.

Credit Facilities Summary Table

Lender	Outstanding Principal Amount (in millions)(1)	Collateral Vessels
Previously Existing Credit Facilities
The Royal Bank of Scotland(2)	$686.8

The Hyundai Progress, the Hyundai Highway, the Hyundai Bridge, the Hyundai Federal (ex APL Federal), the Zim Monaco, the Hanjin Buenos Aires, the Hanjin Versailles, the Hanjin Algeciras, the CMA CGM Racine and the CMA CGM Melisande

Aegean Baltic Bank—HSH Nordbank—Piraeus Bank(3)	$658.2

The Elbe, the Kalamata, the Komodo, the Henry, the Hyundai Commodore (ex APL Commodore), the Hyundai Duke (ex APL Duke), the Independence, the Marathonas, the Messologi, the Mytilini, the Hope, the Honour, the SCI Pride, the Lotus, the Hyundai Vladivostok, the Hyundai Advance, the Hyundai Stride, the Hyundai Future, the Hyundai Sprinter

Emporiki Bank of Greece S.A.	$156.8	The CMA CGM Moliere and the CMA CGM Musset
Deutsche Bank	$180.0	The Zim Rio Grande, the Zim Sao Paolo and the Zim Kingston
Credit Suisse	$221.1	The Zim Luanda, the CMA CGM Nerval and the YM Mandate
ABN Amro—Lloyds TSB—National Bank of Greece	$253.2	The YM Colombo (ex SNL Colombo), the YM Seattle, the YM Vancouver and the YM Singapore
Deutsche Schiffsbank—Credit Suisse—Emporiki Bank	$298.5	The ZIM Dalian, the Hanjin Santos YM Maturity, the Hanjin Constantza and the CMA CGM Attila
HSH Nordbank	$35.0	The Deva and the Derby D
KEXIM	$44.5	The CSCL Europe and the CSCL America
KEXIM—ABN Amro	$85.0	The CSCL Pusan and the CSCL Le Havre
New Credit Facilities
Aegean Baltic—HSH Nordbank—Piraeus Bank	$123.8	The Hyundai Speed, the Hanjin Italy and the CMA CGM Rabelais
RBS	$100.0	The Hyundai Smart and the Hanjin Germany
ABN Amro Club Facility	$37.1	The Hanjin Greece
Club Facility	$83.9	The Hyundai Together and the Hyundai Tenacity
Citi-Eurobank	$80.0	The Hyundai Ambition
Sinosure-CEXIM-Citi-ABN Amro	$193.2	The CMA CGM Tancredi, the CMA CGM Bianca and the CMA CGM Samson
Hyundai Samho Vendor	$190.0	Second priority liens on the Hyundai Smart, the Hyundai Speed, the Hyundai Ambition, the Hyundai Together, the Hyundai Tenacity, the Hanjin Greece, the Hanjin Italy and the Hanjin Germany

(1)                                 As of June 30, 2012.

(2)                                 Pursuant to the Bank Agreement, this credit facility is also secured by a second priority lien on the Derby D, the CSCL America and the CSCL Le Havre.

(3)                                 Pursuant to the Bank Agreement, this credit facility is also secured by a second priority lien on the Deva, the CSCL Europe and the CSCL Pusan.

As of June 30, 2012, there was no remaining borrowing availability under the Company’s credit facilities. The Company was in compliance with the covenants under its Bank Agreement and its other credit facilities as of June 30, 2012.